Exhibit 99.3

Investor Presentation December 2021

Disclaimer © 2021 TeleSign 2 This investor presentation (“Presentation”) has been prepared by Proximus SA/NV (“Proximus”) and North Atlantic Acquisition Corporation (“NAAC”) in connection with the proposed business combination (the “Business Combination”) of NAAC with Torino Holding Corp., a wholly - owned indirect subsidiary of Proximus and the indirect parent company of TeleSign Corp., (“TeleSign”). No Representations and Warranties This presentation is for informational purposes only and does not purport to contain all of the information that may be required to evaluate a possible investment decision with respect to the proposed Business Combination. The recipient agrees and acknowledges that this presentation is not intended to form the basis of any investment decision by the recipient. This Presentation is not intended to constitute and should not be construed as investment advice and does not constitute investment, tax, or legal advice. No representation or warranty, express or implied, is or will be given by NAAC, Proximus or TeleSign or any of their respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this Presentation or any other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation of a possible Business Combination, and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions, misstatements, negligent or otherwise, relating thereto. The recipient also acknowledges and agrees that the information contained in this Presentation is preliminary in nature and is subject to change, and any such changes may be material. Use of Projections This Presentation contains financial forecasts with respect to certain financial metrics of TeleSign, including, but not limited to, [revenues, gross profit, gross margin, adjusted gross margin, operating expenses, EBITDA, and capital expenditures]. Neither Proximus’ nor NAAC’s independent auditors, nor the independent registered public accounting firm of TeleSign, audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. The financial forecasts and projections in this Presentation should not be relied upon as being necessarily indicative of future results. Neither Proximus nor NAAC nor TeleSign undertakes any commitment to update or revise the projections, whether as a result of new information, future events, or otherwise. Furthermore, the financial forecasts and historical numbers included throughout this Presentation have been prepared using generally accepted accounting principles in the United States (“US GAAP”). Because the US GAAP audit was not complete at the time the projections contained herein were prepared, such projections do not take into account certain adjustments that may be made during the audit process, as further discussed below. [In addition, certain projections contained herein relate to results for the year ending December 31, 2021. The US GAAP audit of such results is currently in process. Such results represent projections prepared prior to entry into definitive agreements relating to the proposed Business Combination. Unless otherwise indicated, such results are not intended to represent, and do not represent, audited results for such period or preliminary data resulting from such audit process. Customary reporting processes with respect to such 2021 information have not been completed and TeleSign’s auditors have not completed an audit of such estimates. During the course of the audit and review on TeleSign’s 2021 results, items may be identified that would result in material adjustments as compared to such projections. Accordingly, you should not place undue reliance on such projections.] In this Presentation, certain of the above - mentioned projected information has been repeated (in each case, with an indication that the information is an estimate) and is subject to the qualifications presented herein, for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic, and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective forecasts are indicative of the future performance of TeleSign or the combined company after completion of the proposed Business Combination or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Cautionary Language Regarding Forward - Looking Statements The Presentation and oral statements made in connection herewith include “forward - looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included herein, regarding the proposed Business Combination, NAAC’s and Proximus’ ability to consummate the transaction, the benefits of the transaction and TeleSign future financial performance following the transaction, as well as TeleSign’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward looking statements. When used herein, including any oral statements made in connection herewith, the words “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “might,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” the negative of such terms and other similar expressions are intended to identify forward - looking statements, although not all forward - looking statements contain such identifying words. These forward - looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, NAAC, Proximus and TeleSign disclaim any duty to update any forward - looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. NAAC and Proximus caution you that these forward - looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of NAAC and Proximus. These risks include, but are not limited to, (1) the inability to complete the transactions contemplated by the proposed Business Combination; (2) the inability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, and the ability of the combined business to grow and manage growth profitably; (3) risks related to the rollout of TeleSign’s business and expansion strategy; (4) overall demand for the products offered by TeleSign; (5) the possibility that TeleSign’s technology and products could have undetected defects or errors; (6) the effects of competition on TeleSign’s future business; (7) the inability to successfully retain or recruit officers, key employees, or directors following the proposed Business Combination; (8) the market’s reaction to the proposed Business Combination; (9) TeleSign’s financial performance following the proposed Business Combination; (10) costs related to the proposed Business Combination; (11) changes in applicable laws or regulations; (12) the possibility that the novel coronavirus (“COVID - 19”) may hinder Proximus’ ability to consummate the Business Combination; (13) the possibility that COVID - 19 may adversely affect the results of operations, financial position and cash flows of TeleSign; (14) the possibility that Proximus or TeleSign may be adversely affected by other economic, business, and/or competitive factors; and (15) other risks and uncertainties indicated from time to time in documents filed or to be filed with the SEC by the companies. Should one or more of the risks or uncertainties described herein and in any oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward - looking statements. UNAUDITED FINANCIAL STATEMENTS THE FINANCIAL INFORMATION AND DATA CONTAINED IN THIS PRESENTATION IS UNAUDITED AND DOES NOT CONFORM TO REGULATION S - X. ACCORDINGLY, SUCH INFORMATION AND DATA MAY NOT BE INCLUDED IN, MAY BE ADJUSTED IN, OR MAY BE PRESENTED DIFFERENTLY IN, ANY PROXY STATEMENT/PROSPECTUS OR REGISTRATION STATEMENT TO BE FILED BY NAAC WITH THE SEC. IN ADDITION, ALL TELESIGN HISTORICAL FINANCIAL INFORMATION INCLUDED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE PENDING FINALIZATION OF THE AUDITS OF THE TARGET AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2020 AND DECEMBER 31, 2019 IN ACCORDANCE WITH PCAOB AUDITING STANDARDS. Use of Non - GAAP Financial Measures This Presentation includes non - GAAP financial measures, including EBITDA and adjusted gross margin. EBITDA is calculated as revenue less cost of goods sold, and operating expenses. Adjusted gross margin is calculated as gross profit plus inventory write downs divided by revenue. Management believes that these non - GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to TeleSign’s financial condition and results of operations. NAAC and Proximus believe that the use of these non - GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. Management does not consider these non - GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. Other companies may calculate non - GAAP measures differently, and therefore the non - GAAP measures of TeleSign included in this Presentation may not be directly comparable to similarly titled measures of other companies.

Disclaimer © 2021 TeleSign 3 Industry and Market Data; Trademarks and Trade Names Information and opinions in this Presentation rely on and refer to information and statistics regarding the sectors in which TeleSign competes and other industry data. Proximus obtained this information and statistics from third - party sources, including reports by market research firms. NAAC, Proximus and TeleSign have not independently verified the information and make no representation or warranty, express or implied, as to its accuracy or completeness. NAAC, Proximus and TeleSign have supplemented this information where necessary with information from TeleSign’s own internal estimates, taking into account publicly available information about other industry participants and TeleSign’s management’s best view as to information that is not publicly available. The industry and market data included herein presents information only as of and for the periods indicated, is subject to change at any time, and is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding your engagement with NAAC, Proximus or TeleSign. NAAC, Proximus and TeleSign also own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply a relationship with NAAC, Proximus or TeleSign, or an endorsement or sponsorship by or of NAAC, Proximus or TeleSign. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that NAAC, Proximus or TeleSign will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. Notice to Prospective Investors in the United Kingdom The communication of this presentation and any other document or materials relating to the transaction have not been approved, by an authorized person for the purposes of section 21 of the Financial Services and Markets Act 2000. Accordingly, this presentation and any such documents and/or materials are not being distributed to, and must not be passed on to, the general public in the United Kingdom. The communication of this presentation and other documentation or materials relating to the transaction as a financial promotion is only being made to those persons in the United Kingdom (i) who have professional experience in matters relating to investments and who fall within the definition of investment professionals (as defined in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005, as amended (the "Financial Promotion Order")), (ii) who fall within Article 49(2)(a) to (d) of the Financial Promotion Order, or (iii) who are any other persons to whom it may otherwise lawfully be made under the Financial Promotion Order (all such persons together being referred to as "FPO Persons"). In the United Kingdom, any investment or investment activity to which this presentation relates will be engaged in only with FPO Persons. Any person in the United Kingdom that is not an FPO Person should not act or rely on this presentation or any of its contents. Notice to Prospective Investors in the European Economic Area and the United Kingdom The information in this presentation is not intended to be, and should not be, provided, distributed or otherwise made available to: (a) any person in the European Economic Area who (i) is a retail investor, as defined in Regulation (EU) No 1286/2014 or (ii) is not a qualified investor, as defined in Regulation (EU 2017/1129 (all, “EEA Relevant Persons”); or (b) any person in the United Kingdom (“UK”) who (i) is a retail investor, as defined in Regulation (EU) No 1286/2014 as it forms part of UK domestic law or (ii) is not a qualified investor, as defined in Regulation (EU) 2017/1129 as it forms part of domestic law in the United Kingdom by virtue of the European Union (Withdrawal) Act 2018, as amended by the European Union (Withdrawal Agreement) Act 2020 (all, “UK Relevant Persons”). None of TeleSign or NAAC have authorized and nor do they authorize the provision, distribution or making available of the information herein to any EEA Relevant Person or any UK Relevant Person. No Offer or Solicitation This Presentation is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed Business Combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. Confidentiality All recipients agree that they will keep confidential all information contained herein and not already in the public domain and will use this Presentation solely for evaluation purposes. Recipient will maintain all such information in strict confidence, including in strict accordance with any underlying contractual obligations and all applicable laws, including United States federal and state securities laws. Participants in the Solicitation NAAC, Proximus, TeleSign and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders of NAAC in connection with the proposed transaction. Information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. Additional Information In connection with the proposed Business Combination, NAAC (or, if applicable, the surviving public entity of the Business Combination) will publicly file with the SEC a registration statement on Form S - 4 and a related proxy statement/prospectus with the SEC. Additionally, NAAC (and, if applicable, the surviving public entity of the Business Combination) will publicly file other relevant materials with the SEC in connection with the proposed Business Combination. The materials to be filed with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. Investors and security holders are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed Business Combination because they will contain important information about the Business Combination and the parties to the Business Combination.

Today’s Presenters Joe Burton CEO TeleSign Thomas Dhondt CFO TeleSign Gary Quin CEO NAAC Guillaume Boutin CEO Proximus Chairman TeleSign © 2021 TeleSign 4

Overview of NAAC NAAC raised gross proceeds of ~$380MM and went public on Nasdaq in January 2021 (Nasdaq: NAACU) *Proposed Board Member post - transaction Industry leaders with over 180 years of combined experience operating, investing and capital raising in public and private markets and across various geographies Extensive experience in corporate governance and management of blue chip global corporates First - hand knowledge of technology and telecoms sectors Support TeleSign’s transition to US public markets and its global expansion • Di age o • Gillette Gary Quin* | CEO • Digicel • Blackrock Communications • Blackstone, Credit Suisse Patrick Doran | President • Americk Packaging • Woodberry Capital Mark Keating | CFO • Accenture • Woodberry Capital Dimitri Panayotopoulos | Director • Procter & Gamble • Boston Consulting Group Tamara Sakovska | Director • Permira • Eton Park • Goldman Sachs, JP Morgan Leadership Team Andrew Morgan | Chairman Jendrik Kurzke | Head of Corporate Development • METRO • Credit Suisse, UBS © 2021 TeleSign 5

You Use TeleSign For… Soci a l Media Fin T ec h E - Commerce O n - de ma nd Services G a ming Signing up for an account or receiving two - factor authentication text - messages Receiving friendly payment reminders and confirmations Receiving receipts and shipping status updates or receiving a one - time passcode to reset your account password Communicating with drivers through private, secure channels Receiving SMS messages on updates for upcoming product launches En te rpri se Software Receiving two - factor authentication text - messages Note: Companies are actual TeleSign clients © 2021 TeleSign 6

Why We Are Excited to Invest in TeleSign © 2021 TeleSign 7 Leading Authentication and Digital Identity Player Industry pioneer with 15+ years of growth in a large and growing market Long - standing, bluechip customer relationships with the most demanding digital platforms in the world Strong management team ready to bring the company to the next level Differentiated Product Suite Powered by State - of - the - Art Technology Stack and Unique Data Platform 15+ years of historical data patterns driving deep analytics 2,200+ behavioral variables, constantly adding more, near global footprint Connected to 60+ carriers accounting for over 50% of total mobile users worldwide Effective machine learning algorithms delivering continuous performance improvement Proven Growth Strategy Supported by Multiple Pillars Significant potential to strengthen core product offering and accelerate geographic expansion Unique opportunity to access new customer segments, expand across the value chain and use case expansion

Proposed Transaction Overview 8 Transaction Overview Sources & Uses Pro Forma Ownership % at $10 / Share • Business combination whereby a new HoldCo will acquire both NAAC and TeleSign Corporation (the “Company”) • Expected to close late Q1’22 or early Q2’22 • Post - closing, the Company will maintain “TeleSign” name and will be listed on Nasdaq • North Atlantic Acquisition Corporation (“NAAC”) is a SPAC with $380MM 1 held in trust and 33.3% warrant structure • PIPE Investors expected to commit $108MM • 10% Sponsor Promote (0.95MM shares) to be allocated to PIPE Investors 4 • TeleSign will receive up to $437 MM in primary capital • No secondary share sale by existing shareholders • Minimum cash at closing $200MM 2 • $1,300MM (Enterprise Value 6 ) • Implies 2.2x EV / Revenue 2023E T r a ns a ct ion Overview Offering Size Pro Forma Capital Structure Valuation Sources of Funds 2 ($MM) Equity Rollover to Proximus $1 , 155 .1 SPAC Cash 1 $379 .5 PIPE Cash $107 .5 Total Sources $ 1,642. 1 Uses of Funds ($MM) Equity Consideration to Proximus $1 , 155 .1 Cash to Balance Sheet $437 .0 Transaction Expenses $50 .0 Total Uses $ 1 , 642 .1 $MM, except share price metrics Enterprise Value 6 $1 , 300 .0 SPAC Size $379 .5 PIPE Size $107 .5 Transaction Expenses $(50 . 0 ) Post - money Equity Value at $10 / Share $1 , 737 .0 66.5% Proximus 66.5% Proximus 3 21.8% SPAC Shareholders 6.7% PIPE Investors 4 4.9% Sponsor Promote 5 1. Assumes no SPAC stockholder has exercised its redemption rights to receive cash from the trust account. This amount will be reduced by the amount of cash used to satisfy any redemptions. 2. The Company is not required to close the business combination unless the total of (i) the trust account of the SPAC, (ii) the PIPE funding amounts, and (iii) any backstop commitments implemented by the Sponsor equals at least $200MM in the aggregate. NAAC has committed, on a “best efforts” basis, to bridge any gap between PIPE Size and minimum cash 3. Share Consideration issued to Proximus will be subject to a 12 - month lock - up (the “ Proximus Lock - Up ”). If, after the consummation of the business combination, the trading price of the common shares exceeds $15.00 for 20 trading days within any 30 trading day period, then the Proximus Lock - Up shall cease to apply to 10% of the existing holder’s position. If the trading price of the common shares exceeds $20.00 for 20 trading days within any 30 trading day period then the Lock - Up shall cease to apply to an incremental 10% of the existing holder’s position. The shares and warrants held by the Sponsor (and its assignees) will be subject to a 12 - month lock - up (the “ Sponsor Lock - up ”). If, after the consummation of the business combination, the common shares exceeds $12.00 for 20 trading days within any 30 trading day period, then the Sponsor Lock - Up shall cease to apply with respect to 100% of the existing Sponsor’s shares 4. PIPE Investors’ pro forma ownership represents the subscription of 11MM shares. In addition, for the subscription of each share, PIPE Investors will be entitled to receive an additional amount of shares equal to each investor pro rata share of 0.95MM shares, which will be funded out of the Sponsor Promote (representing 10% of Sponsor Promote, assuming no redemptions). Hence, PIPE Investors will receive a total of circa 11.7MM shares 5. Includes shares held by certain NAAC anchor investors. Up to 10% of the Sponsor Promote to be forfeited proportionally between 50% and 75% redemption level 6. Enterprise Value assumes cash free and debt free basis for TeleSign and is subject to adjustments for leakage events

Introduction and Business Overview

Who We Are Connect Connect with your customers anywhere in the world, instantly. Safely. Verified. Protect Online experiences with real - time feedback helping you protect your assets and mitigate risk. Defend Proactively understand the risk of new users, transactions and actions to stop theft and fraud Trust is the currency of today’s digital economy . Businesses that earn and keep that trust, thrive. With more than 5 billion people conducting their lives online , whether it's a teen interacting with friends overseas, a busy mobile professional paying their bills, or an enterprise transacting with millions of customers at a time – the stakes have never been higher. TeleSign helps connect, protect and defend you and your customers from bad actors, scams and hackers so you can create safe, trusted, and human experiences anywhere in the world. Connect. Protect. Defend. 10 © 2021 TeleSign

TeleSign is a Leading Authentication and Digital Identity Player 440 + Employees 2 Sticky Blue Chip Customer Base Excellent Financial Profile Global F o otpr i nt Strong Technological Moat 60 + Countries with active customers 21 % Revenue 1 outside the US TOP Company in the Gartner leader quadrant for user authentication 35 + Patents in mobile identity and MFA 21 Bn+ Annual transactions verified p.a. $391 MM 2021E annual revenue 4 2%+ Revenue CAGR 5 © 2021 TeleSign 11 8/10 Top internet companies are customers 3 141% Average Net Retention Rate 4 TeleSign offers solutions across the full spectrum of end user account security, communications and engagement Platform to protect and engage users with SMS and voice messaging, Mobile SDKs, and Data and Analytics APIs Primarily usage - based revenue model with minimum commitments and other features B u s in e ss O v er v iew 1. 2020 Revenue 2. YTD as of June 3. Based on market capitalization Pro f i ta ble business model 4. 2018 - 2021 YTD Average Net Retention Rate 5. TeleSign’s revenue 2018 - 21E CAGR

Digital Transformation is Everywhere and Continues to Accelerate …but this transformation also creates new cybersecurity challenges Digital transformation is accelerating and customers now expect seamless digital experiences… Chal l enges Offline to online drivers Offline consumer activities Technology De v e lo p m en t Digital & Financial Inclusion Digital T ran sf or m a tion Customer E x per ie n ce COVID - 19 Lack of identity data Cyberfraud, trust & safety issues End user reach & fragmentation Technological & operational risks Preventing fraud vs. conversion Regu lat or y f ra m e w or k © 2021 TeleSign 12

Connecting, Protecting, and Defending Enterprises and their Customers Cybersecurity Threats Create Requirement For Continuous Trust Fraud Protection On b o a rd i ng E n g a g e m e n t Account Integrity E nterpr i s e s Consumers © 2021 TeleSign 13

TeleSign’s Integrated Product Suite Connects, Protects and Defends Enterprises and their Customers Phone ID Detailed and actionable global phone number and subscriber data intelligence to strengthen authentications, evaluate fraud risks and enhance user experience Score Delivers reputation scoring based on phone number intelligence, traffic patterns, machine learning and a global data consortium Phone Verification API Delivers patented phone - based verification and two - factor authentication using a time based, one - time passcode sent over SMS, voice message or SDK for authentication enablement (MFA) Secure Message and Voice API Enables developer to build communication and account security messaging (SMS, Voice, Omnichannel) into web and mobile applications Phone Numbers SIP Trunking Voice WhatsApp SMS RCS OTTs Short Codes © 2021 TeleSign 14

TeleSign checks carrier name / roaming status, validates 6 - digit code and confirms John’s identity 1 TeleSign shares John’s identity confirmation and Score 2 (with reason codes) with the company TeleSign sends one - time password (OTP) to John John can post his vacation images! John goes to Company A’s website and types in his password after being gone for a 2 - week vacation John receives a 6 - digit code on his phone and inputs it into the company’s mobile app The company does not recognize him and wants to verify John is truly John; The company sends authentication request to TeleSign The company server passes code through to TeleSign The company approves John’s login and leverages his risk score for other applications Illustrative Consumer Journey © 2021 TeleSign Consumer (John) 9 4 Company A would like to verify that it is y o u 2 5 1 TeleSign data stack / “flywheel” 8 3 6 Carrier Roa m i n g OTP 7 Social Media Platform L o g i n Company A 1 2 3 4 5 6 O T P Company A Company A Log i n succes s ful Risk score Company A Company A 1 Based on detailed risk assessment (e.g., leverage proprietary database, check against blacklists and other data sources) 2 Assessment of risk score based on analysis of all available data (e.g., CDR, observed behavioral, 3rd party), evaluation against adjacent and known fraudulent numbers, and identity graph 15

Providing an Integrated Digital Identity Solution 2,200+ behavioural variables, constantly adding more, near - global footprint Long standing customer relations with most demanding digital platforms in the world Innovative Organization and Proven Team TeleSign Has a Number of Clear Differentiators and Competitive Moat Digital Identity A uthen t ic a tion 15+ years of historical data patterns supporting analytics © 2021 TeleSign 16

A uth e nt ica t i o n & access management Fraud ma nage me nt S ecure CPaaS Product P l a t f orm VALUE CHAIN ROLE Data I ns i ght TeleSign participates today TeleSign is actively expanding into No Other Player Provides a Comprehensive Digital Identity Solution © 2021 TeleSign 17

Source: Press search, TeleSign website, Crunchbase T eleSign founded Partnered with BehavioSec, Orange and Klab Partners Partnered with Skype Annual transactions verified 2005 2012 2016 2018 2011 2015 2019 2017 2021 Opened European HQ in London, UK Awarded US patent for PhoneID verification technology Geo expansion Product launch Pa rtn e rsh i p M & A Launched self service Comm APIs Made two - way SMS available in 84 countries Launched Mobile Identity solutions in France Partnered with MaxMind & Deepnet Security Introduced PhoneID to UK and Germany 21Bn+ Launched TeleSign AuthID Kit Integrated SMS Messaging with Microsoft Dynamics 365 solutions in China, Brazil and other emerging m ar k e ts Launched Smart Verify Launched operations in Belgrade, Serbia Acquired Routo T e lec o mm un ica t io n s TeleSign Is an Industry Pioneer with 15+ Years of Growth Start - up phase Scale - up phase (BICS / Proximus ownership) Launched Mobile Identity Unlocking the potential 2020 2026 … Appointed new executive team to fast - track growth Accelerating investments in Digital Identity 2014 2013 18

CP AA S FRAUD M A N A GE M ENT AUTHENTICATION TeleSign Leverages a Large Number of Sources to Provide Reliable Insights © 2021 TeleSign 19 Accurate risk scores and insights enable more secure authentication and CPaaS and improve user experience Higher authentication and CPaaS usage generates behavioral data that supports accuracy of risk scores required for effective fraud management …drive our flywheel and reliable insights Connected to 60+ carriers accounting for over 50% of total mobile users worldwide 8 5 % North American popu l a t i on 300MM+ Users in LATAM 5Bn+ unique phone numbers transit through TeleSign platform on a monthly basis 14 of the largest web properties in the world contributing to our consortium A myriad of data sources… 99.99% IP Geo - location IP DATA Access CUSTOMER LABEL PHONE N UM B E R C U S T O M ER TRAFFIC 5 0 % mobile users in EU 250MM+ users to be connected in MENA by end of 2021 2 B n+ users in APAC EMAIL ADDRESS

E - commer c e TeleSign helps merchants and marketplaces minimize fake accounts and reviews, promotion fraud, and chargeback fraud with identity driven risk scoring while delivering important alerts, reminders, and notifications to consumers. TeleSign is a Trusted Partner of Choice for Top Brands Revenue Split By Cus t omer Segment 1 8/ 10 Top internet companies are customers 2 141% Net retention rate 3 Social Net w o r ks TeleSign creates a safer, more authentic social experience by protecting against fake users and account takeovers with risk scoring and MFA authentication. Gaming TeleSign protects online gaming communities by preventing fake users and protecting against account takeovers with risk scoring and MFA authentication. On - Demand Services TeleSign connects distributed workforces with your customers while protecting privacy of your customers and your employees. E nte r p r ise Software TeleSign adds a layer of security with MFA verification, account takeovers protection, and continuous risk assessment for high - value interactions. FinTech TeleSign provides valuable data inputs for credit assessment, MFA verification, and transactional risk scoring to lower risk and prevent fraud. 38% E - Commerce 25% Social Network 2% On - Demand 3% FinTech 7% Gaming 25% Enterprise 1. Based on 2020A Financials 2. Based on market capitalization 3. 2018 - 2021 YTD Average Net Retention Rate 20 © 2021 TeleSign

Joe Burton | Chief Executive Officer CEO and transformational leader in tech industry, with 30+ years of experience driving new product portfolios and market strategies James Miller | Corporate Controller 20+ years of experience working in technology, telecom, and professional services industries; 35+ Post - acquisition integrations, Instil BIO IPO; experience in high - growth environments Nenad Vucinic | General Manager, Belgrade 30+ years of experience working in IT, Telco and Service industries; established numerous successful companies in CEE region, including P&G West Balkans and Nelt, Orbico Yoon Ahn | Vice President, Global Tech Ops 15+ years of experience providing reliable operations in various industries and has served as a leader in mobile identity and cybersecurity sector Aaron Seyler | Vice President, Sales 10+ years of experience as Sales leader in tech industry; extensive experience in cybersecurity, data analytics, identity and cloud solutions Wei Lin | Vice President, Engineering 25+ years of experience as Engineering leader; former Sr. Director of Engineering at Symantec Kola Layoku | Snr. Director, Portfolio Product Mgmt. 18+ years of Telecommunication industry experience specialized in communication software development, designing customer engagement experience and growth strategies Guillaume Bourcy | Vice President, Data & Identity Solutions 15+ years of experience in rapidly growing the Enterprise Messaging and Identity Solutions at BICS, a subsidiary of Proximus, from the ground up to becoming an industry leader using both organic and M&A growth Deep and Diverse Talent Bench Thomas Dhondt | Chief Financial Officer 10+ years of experience in Finance roles in telecommunications and mobile identity industries; former M&A Director at Proximus Kristi Melani | Chief Marketing Officer Marketing leader with 25+ years experience in leading all facets of the marketing mix. An expert in digital marketing, demand generation, messaging, branding, advertising and ecommerce. Cynthia Ng | Chief Legal Officer 20+ years’ experience in Software IT Licensing. Previously with CA Technologies in their Sydney, Beijing and New York offices. Tom Wesselman | Chief Technology Officer 25+ years of experience as Engineering leader with a proven track record of product delivery and business results; former VP/GM of Software BU at Poly Peter Vermeulen | Chief People Officer 20+ years of experience supporting global organizations, in tech and healthcare; former Head of Human Resources WW Customer Experience at Amazon © 2021 TeleSign 21

On Track to Become the Integrated Digital Identity Leader

Proven Growth Strategy Enabled by Multiple Pillars Continued Market Growth Value Chain & Use Case Expansion G e ographic Expansion New Customer Segments Acceleration Opportunity Through M&A © 2021 TeleSign 23

~$24.0Bn CPaaS ~$ 3 0. 5 B n Di g i ta l Id en t i ty ~$4.6Bn CPaaS ~$ 13 . 7 B n Di g i ta l Id en t i ty Total Large And Rapidly Growing Global Addressable Market Source: Markets & Markets Analysis, IDC Note: CPaaS includes Video, Data (Messaging/Push), Voice and Other 2024 ~$ 5 4.5 B n T o ta l 2019 ~$1 8 . 3 B n Digital T ran sf or m a tion Mobile becoming primary source of identity Accelerating digital communications ML & analytics to prevent fraud TAILWINDS 24 © 2021 TeleSign

TeleSign Is Well Positioned to Accelerate Use Case Expansion Digital Channel Measurement Lead Scoring and Prioritization Identity Lifecycle Management Customer Segmentation Audience Delivery Online Offline Matching Cross - device Targeting Cross - device Matching Individual Level Content Targeting Content Personalization Privileged Access Management Single Sign On Digital Certificate & Key Management Document V eri f i c at i on CURRENT FOCUS MID - TEAM OPPORTUNITY M F A Transaction & Registration Fraud Management Account Takeover Inbound Call Center Fraud Management Risk Based Authentication Secure CPaaS NEAR - TEAM OPPORTUNITY © 2021 TeleSign 25

Creates significant synergies across the three customer needs that TeleSign covers Substantial opportunity for further penetration of integrated authentication and fraud management solutions to the remaining customers Customers value having an integrated solution across fraud management, authentication and secure CPaaS, but no other major player actively participates in all three markets, providing a unique opportunity for TeleSign Providing services at the intersection of customer needs COMMUNICATIONS DIGITAL IDENTITY Cross - selling Opportunities across TeleSign’s Customer Base ~35% of TeleSign’s customers already purchase products from two or more categories A ut h e n t i c at i on Fraud M a n a g e m e n t C P a a S © 2021 TeleSign 26

The Most Sophisticated Customers Choose TeleSign Providing the Opportunity to Expand into Other Segments Enterprise 1 Mid - m a rket companies S M B Core focus today High level of customer sophistication Uncompromising security requirements 1. Enterprise defined as having >5,000 employees, Mid - market 500 - 5000 employees; SMB <500 employees Opportunity to Extend Customer Focus Significant opportunity for TeleSign to extend its leadership in enterprise segment to Mid - market companies and SMBs Ability to leverage existing credentials with industry leaders to win new business with smaller customers Margin - accretive growth opportunity 27 © 2021 TeleSign Market Strategy Integrating with several low code/ no code graphical design tools popular with SMBs, joint marketing and sales Digital marketing and internal sales resources being increased to address SMB

Geographic Expansion Levers Grow internationally with existing large - cap US customers Acquisition of leading non - US customers Potential M&A to establish footprint in strategic regions TeleSign Has the Opportunity to Grow Globally with Existing and New Customers US 79% Non - US 21% 2020 Revenue by Customer Geography Online Multi Utility Company 70% fraud registrations stopped Online Marketplace 55 % Reduction in fraud chargebacks Mobility Company 45% Reduction in fraud rides Leading Software Company 104 million blocked user recommendations in 1 year Leading Buy Now Pay Later Provider 200K - 300K USD of bad loans prevented monthly Leading Gaming Provider 7 % of all Phone Verification were identified to be high risk & blocked Mobile Wallet Co m pan y Reduced 52% fraud transactions Mobility & Marketplace 89% fraud registrations stopped 21 Million fraud transactions stopped in 1 year Credit Risk Platform Provider Successfully utilizing Score & PhoneID solutions to build credit risk models Revenue by Traffic Destination APAC 40% E M EA 41% L ATAM 10% US 9% 2020 Onboarding of additional sales and marketing resources outside North America Hirings include demand generation, account managers, customer success managers and account - based marketing Market Strategy © 2021 TeleSign 28

TeleSign Investment Highlights 1 4 2 5 3 6 Large and Rapidly Growing Addressable M a r k et Leading Digital Identity Player with Blue Chip Customer Base Competitive and Efficient Business Model High Quality Organization with Strong Execution Capabilities Excellent Track Record of Profitable Organic Growth and Cash Generation Proven Growth Strategy Driving Attractive Future Value Creation © 2021 TeleSign 29

Attractive Financial Profile

TeleSign’s Financial Highlights Stable business model with loyal customer base Best - in - class organic growth track record Strong future growth opportunity Attractive margin expansion driven by shift towards Digital Identity Significant investments driving efficient growth and future opportunity © 2021 TeleSign 31

Summary of Future KPIs and Targets © 2021 TeleSign 32 Revenue Gross Profit Margin Digital Identity Direct Margin 1 Contribution EBITDA Margin Customer Focus 2026E ~$1.1Bn +29% LT Target 74% +12% LT Target Global Company 2021E $391MM 22% 31% 5% Mainly US Centric 1. Direct Margin is a non - GAAP metric calculated as revenue less direct variable product specific costs including network termination fees, data acquisition costs and variable cloud hosting fees

Stable Business Model with Loyal Customer Base 33 1. Net Revenue Retention Rate calculated based on 2. For 9 months of 2021 total spend of active customers in the same quarter 3. 2017 Cohort revenue primarily driven by one large one year prior customer 100 200 300 0 F Y 1 6 F Y 1 7 F Y 1 8 F Y 1 9 F Y 2 0 F Y 21 E Attractive Revenue Growth Across Customer Cohorts 3 $MM 400 Baseline customers <FY17 New in FY17 New in FY20 New in FY21 New in FY18 New in FY19 122% 150% 162% 128% 2018 2019 2020 141% Avg. NRR since 2018 Strong Net Revenue Retention 1 2021 YTD 2

TeleSign’s Revenue Growth Profile Is among the Best © 2021 TeleSign 2018A 2019A 2020A 2021E 138 200 80% 69% 20% 31% 2018A 2019A 2020A 2021E 50 63 84 391 84 Revenue by Segment ($MM) Gross Profit 1 by Segment ($MM) 18 - 21 E CAGR 18 - 21 E CAGR 35% 14% 42% 36% Communication Digital Identity 42% 314 19% 35% 60% 47% 51% 47% 18% CY2019 - 2020 Organic Revenue Growth (%) CY2018 - 2019 Organic Revenue Growth (%) Adjusting for constant currency effect 2 2021 yoy growth would amount to 6.1% Source: Company Information 1. Gross Profit = Communication + Digital Identity + Unallocated Cost of Sales 2. Constant Currency view adjusting for currency fluctuations between EUR and USD impacting revenues and termination fees Unallocated Cost of Sales Communication Direct Margin 3 Digital Identity Direct Margin 3 3. Direct Margin is a non - GAAP metric calculated as revenue less direct variable product specific costs including network termination fees, data acquisition costs and variable cloud hosting fees 34

Attractive Margin Expansion Driven by Mix Shift towards Digital Identity © 2021 TeleSign 35 Revenue by Segment ($MM) Communication Digital Identity 2021E 2022E 2023E 2024E 2025E 2026E 391 485 603 776 941 1 , 13 2 Gross Profit by Segment ($MM) Digital Identity Direct Margin 1 69% 26% 31% 74% 2021E 2022E Communication Direct Margin 1 2023E 2024E 2025E 2026E 21E - 26E CAGR 84 97 127 181 245 327 21E - 26E CAGR 56% 7% 59% 17% 24% 3 1% Unallocated Cost of Sales 1. Direct Margin is a non - GAAP metric calculated as revenue less direct variable product specific costs including network termination fees, data acquisition costs and variable cloud hosting fees

Reinvestments Enable Acceleration of Product Development & Sales Opex as % of Revenues 27% 21% 18% 19% 27% 27% 25% 21% 20% 2018A 2019A 2020A 2021E 2022E 2023E 2024E 2025E 2026E Continued accelerated investments in R&D, Product Development and Sales 12% 5% EBITDA margin % © 2021 TeleSign 36

Public Market Listing to Enable the Next Phase of TeleSign’s Growth Funding future organic growth opportunity Opportunity for geographic expansion Investment funds for M&A Attract top talent Enhanced visibility / credibility with partners and customers © 2021 TeleSign 37

V alu a tion

TeleSign Sits at the Intersection of CPaaS and Digital Identity 39 Source: Capital IQ as of 06 December 2021 Average Revenue Growth CY21E - 23E CAGR CPaaS TeleSign Implied Digital Identity 24% 24% 28% Average EV / Revenue CY23E 4.3x 2.2x 17.5x Average EV / Revenue CY23E / CY21E - 23E CAGR 0.17x 0.09x 0.58x Digital Identity A uthen t ic a tion © 2021 TeleSign

TeleSign’s Growth Profile is Best - in - Class Source: Capital IQ as of 06 December 2021 1. Sinch 2021 - 2023 Revenue CAGR calculated based on Broker Consensus 21PF Revenue, adjusting for Inteliquent, MessengerPeople, MessageMedia and Pathwire acquisitions 2021E - 2023E Revenue CAGR 24 . 2% 31.1% 28 . 9% 25.8% 25.5% 23 . 8% 23 . 0% 19 . 5% 17 . 5% 36.8% 36.6% 36 . 0% 35 . 2% 18 . 5% 16 . 3% 15 . 0 % Average: 24.4% Average: 27.8% CPaaS Peers Digital Identity Peers © 2021 TeleSign 40 (1)

Source: Company filings, FactSet as of 06 December 2021 Note: Twilio, Bandwidth and Sinch MRQ growth represents MRQ organic revenue growth; SaaS universe includes: ADBE, CRM, SHOP, NOW, TEAM, TWLO, CRWD, WDAY, DOCU, VEEV, DDOG, OKTA, ZS, HUBS, PAYC, ZI, RNG, COUP, CDAY, ZEN, XRO - AU, AVLR, DBX, PCTY, FIVN, BKI, SMAR, PLAN, WTC - AU, WK, BL, NCNO, INOV, DSG - CA, CDK, NEWR, EVBG, QTWO, APPF, ALRM, LPSN, BOX, SPSC, QLYS, MIME, CSOD, PD, JAMF, VG, SVMK, TWOU, EGHT, BAND, INST, DOMO, ZUO, PRO, PING, YEXT, UPLD, ECOM, BAS1V - FI, OOMA, BNFT, CSLT, SINCH - SE; EV/23E growth adj. revenue defined as EV/23E revenue / (2021E - 2023E Revenue CAGR*100) 2023E Gross Profit Margin vs. EV/23E Growth Adj. Revenue Growth Is the Main Driver of Valuations in Tech MRQ Revenue Growth vs. EV/23E Revenue FSLY BAND ADP C D AY M ANH M ODN SH O P Q T W O T W L O ALKT SINCH - SE R² = 0.062 0 . 0 x 5 . 0 x 1 0 .0x 1 5 .0x 2 0 .0x 2 5 .0x 3 0 .0x 3 5 .0x EV/23E Revenue SaaS Universe Low Gross Margin Comps R 2 = 0.4827 T W L O FSLY B AN D ADP M ANH M ODN CDAY SH O P Q T W O AL KT SINCH - SE R² = 0.0249 © 2021 TeleSign 41 0 . 0 0 x 0 . 2 0 x 0 . 4 0 x 0. 6 0x 0 . 8 0 x 1 . 0 0 x 1 . 2 0 x 1 . 4 0 x EV/23E Growth Adjusted Revenue 0% 2 0% 40% 60% 80% 25% 35% 45% 55% 65% MRQ Revenue Growth 2023E Gross margin

2020A Opex 1 as % of Revenues TeleSign Has an Efficient Operating Cost Structure and a Profitable Business Model Source: Capital IQ as of 06 December 2021 Comparables in descending order of 2020A Gross Margin 2020A Gross Margin 2020A EBITDA Margin 86 .0% 81.0% 79 .7% 78 .8% 77 .9% 77 .6% 75 .7 % Average: 79.5% ( 64 .9) % ( 60 .6) % ( 64 .9) % ( 65 .1) % ( 74 .0) % ( 74 .7 )% ( 65 .2) % Average: (67.0)% CPaaS Peers Digital Identity Peers 21 .1% 20 .4% 14 .8% 13.7% 3 .9% 2 .9% 10 .6 % Average: 12.5% 10 .4% 14 .2% 10 .3% ( 2 .5 )% 7 .1% 8 .8% 13 .4% ( 1 .0) % 11 .3 % Average: 7.7% 26 .7% 76 .6% 73 .3% 60 .4% 56 .0% 49 .0% 27 .2% 23 .5% 20 .2 % Average: 48.3% ( 16 .3) % ( 62 .3) % ( 63 .0) % ( 62 .9) % ( 48 .9) % ( 40 .2) % ( 13 .8 )% ( 24 .6) % ( 8 .8) % Average: (40.6)% 42 1. Excluding D&A © 2021 TeleSign

EV / Growth Adj. Revenue 2023E (2) Opportunity to Invest at a Compelling Valuation Level Comparables in descending order of EV/23E Revenue EV / Revenue 2023E Source: Capital IQ as of 06 December 2021 1. Sinch multiples adjusted for $1.3 Bn Inteliquent and $1.6Bn Pathwire acquisitions (enterprise value and revenue proforma for these acquisitions) based on public disclosure and broker estimates. 2021 - 2023 Revenue CAGR calculated based on Broker Consensus 21PF Revenue, adjusting for Inteliquent, MessengerPeople, MessageMedia and Pathwire acquisitions. Unadjusted Capital IQ multiples of 2.3x EV/23E Sales and 0.10x EV / Growth Adj. 2. Adjusted for 2021 - 2023 Revenue CAGR CPaaS Peers Digital Identity Peers 2 . 2 x 8 . 7 x 7 . 9 x 4 . 0 x 3 . 4 x 3 . 1 x 2 . 9 x 2 . 8 x 1 . 9 x Average: 4.3x 41 . 9 x 25 . 8 x 17.1 x 16 . 1 x 8 . 1 x 8 . 1 x 5 . 2 x Average: 17.5x 1 . 19 x 0 . 71 x 0 . 46 x 0 . 45 x 0 . 50 x 0 . 44 x 0.35 x Average: 0.58x 0 . 09 x 0 . 28 x 0 . 31 x 0 . 17 x 0.13x 0.14x 0 . 17 x 0 . 15 x 0 . 06 x Average: 0.17x (1) © 2021 TeleSign 43 (1)

Why Invest in TeleSign? High quality business with high growth at scale Leadership position in a large and fast - gro w ing TAM Passionate team and organi z ation Compelling valuation level against public peer set © 2021 TeleSign 44

Ap p endix

Management Financial Summary 1 © 2021 TeleSign 46 Millions USD FY - 18A FY - 19A FY - 20A FY - 21E FY - 22E FY - 23E FY - 24E FY - 25E FY - 26E Revenue 138 200 314 391 485 603 776 941 1,132 Cost of Sales (88) (137) (230) (306) (389) (475) (594) (696) (805) Gross Profit 50 63 84 84 97 127 181 245 327 % Gross Profit 36% 32% 27% 22% 20% 21% 23% 26% 29% Operating Expenses (37) (42) (56) (74) (129) (163) (191) (205) (222) Operating Profit 13 21 27 11 (33) (36) (10) 40 105 D&A 5 5 5 8 10 13 18 24 27 EBITDA 17 26 33 18 (23) (22) 8 64 132 1. The above presentation excludes historical and forecasted incidental costs which do not impact the forward - looking financials. The financial statements contained in this presentation are unaudited and are subject to change. See Disclaimer

P&L 1,2 © 2021 TeleSign 47 Thousands USD F Y - 19A F Y - 20A Net revenues 194 , 75 0 310 , 76 4 Net revenues - related party 5 , 34 5 2 , 93 4 Total revenue 200 , 09 5 313 , 69 8 Cost of revenues 104 , 30 1 185 , 09 7 Cost of revenues - related party 32 , 74 5 44 , 73 7 Total cost of revenue 137 , 04 6 229 , 83 4 Gross profit 63 , 04 9 83 , 86 4 Operating expenses Research and development 19 , 30 8 26 , 17 5 Sales and marketing 12 , 18 5 17 , 29 0 General and administrative 10 , 51 4 16 , 96 7 Total operating expenses 42 , 00 7 60 , 43 2 Income from operations 21 , 04 2 23 , 43 2 Other income (expense), net (910) 38 Income before provision for income taxes 20 , 13 2 23 , 47 0 Income tax provision (4 , 124 ) (4 , 704 ) Net income attributable to common stockholders 16 , 00 8 18 , 76 6 Net income per share attributable to common stockholders, basic and diluted 160 188 Weighted - average shares used in computing net income per share attributable to common stockholders, basic and diluted 100 , 00 0 100 , 00 0 1. The financial statements contained in this presentation are unaudited and are subject to change. See Disclaimer 2. For Operating Profit Reconciliation see next page

Operating Profit Reconciliation 1 © 2021 TeleSign 48 1. The financial statements contained in this presentation are unaudited and are subject to change. See Disclaimer Thousands USD F Y - 19A F Y - 20A Operating Profit in Management Financial Summary 21 , 49 2 27 , 45 5 Exceptional Litigation Expenses 486 3 , 93 9 M&A Expenses - 101 Audit Adjustments (36) (17) Income from Operations in P&L 21 , 04 1 23 , 43 1

Thousands USD F Y - 19A F Y - 20A ASSETS Current assets Cash and Cash Equivalents 31,643 14,841 Accounts receivable, net 35,381 62,741 Accounts receivable - related party 283 289 Prepaid expenses 7,543 4,310 Other current assets 424 2,658 Total current assets 75,274 84,839 Property and equipment, net 6,931 9,480 Operating right - of - use asset 3,855 2,694 Intangible assets, net 1,910 1,123 Goodwill 5,785 6,000 Deferred tax asset 2,416 1,065 Other assets 439 465 Total assets 96,610 105,667 LIABILITIES AND STOCKHOLDERS' EQUITY Current liabilities Accounts payable 4,680 7,467 Accrued expenses 20,296 28,698 Accounts payable and Accrued expenses - related party 2,383 5,906 Operating lease liability, current 1,447 1,521 Deferred revenue 218 4,905 Deferred tax liability, current - - Other current liabilities 9 222 Total current liabilities 29,033 48,719 Other liabilities 994 1,480 Operating lease liability, non - current 3,295 1,889 Deferred tax liability, non - current - 184 Total liabilities 33,322 52,272 Commitments and contingencies (Note 12) Stockholders' equity Common stock, $0.0001 par value; 100 shares authorized; 100 shares issued and outstanding as of December 31, 2020 and 2019 Additional paid - in - capital 33,841 33,841 Accumulated other comprehensive loss (100) (642) Retained earnings 29,547 20,196 Total stockholders' equity 63,288 53,395 Total liabilities and stockholders' equity 96,610 105,667 © 2021 TeleSign 49 Balance Sheet 1 1. The financial statements contained in this presentation are unaudited and are subject to change. See Disclaimer

Thousands USD F Y - 19A F Y - 20A Cash Flows from Operating Activities Net income 16 , 00 8 18 , 76 6 Adjustments to reconcile net income to net cash used in operating activities Depreciation and amortization 4 , 47 6 5 , 12 7 Non - cash operating lease expense 1 , 17 9 1 , 17 9 Bad debt expense 50 203 Gain on disposal of subsidiaries (70) - Unrealized foreign currency transaction (gain) loss (15) 104 Other non - cash charges 1 1 Changes in operating assets and liabilities Accounts receivable ( 15 , 757 ) ( 27 , 050 ) Accounts receivable - related party 115 (2) Prepaid expenses ( 4 , 844 ) 3 , 25 0 Other current assets (117) ( 2 , 227 ) Other assets (1) (20) Operating lease liability ( 1 , 478 ) ( 1 , 471 ) Accounts payable and Accrued expenses - related party 262 3 , 52 3 Deferred revenue 47 3 , 79 0 Accounts payable 2 , 77 2 2 , 73 8 Accrued expenses 10 , 01 7 9 , 03 8 Deferred tax liability - 184 Deferred tax asset 3 , 60 5 1 , 35 1 Other current liabilities ( 1 , 114 ) 210 Other liabilities 21 485 Net cash provided by operating activities 15 , 15 7 19 , 17 9 Cash Flows from Investing Activities Purchases of property and equipment ( 1 , 962 ) ( 3 , 448 ) Capitalized software development costs ( 2 , 152 ) ( 4 , 295 ) Patent costs (207) (181) Proceeds from sale of subsidiary 67 - Net cash used in investing activities ( 4 , 254 ) ( 7 , 924 ) Cash Flows from Financing Activities Cash dividends declared - ( 28 , 117 ) Net cash used in financing activities - ( 28 , 117 ) Effect of exchange rate changes on cash, cash equivalents and restricted cash 628 42 Net increase (decrease) in cash, cash equivalents and restricted cash 11 , 53 1 ( 16 , 820 ) Cash, cash equivalents and restricted cash - Beginning of the period 20 , 39 6 31 , 92 7 Cash, cash equivalents and restricted cash - End of the period 31 , 92 7 15 , 10 7 Supplemental disclosures of cash flow information Noncash investing and financing activities Purchases of PPE not yet paid for 1 , 02 1 57 Cash paid for Income taxes (198) ( 3 , 783 ) © 2021 TeleSign 50 Cash Flow Statement 1 1. The financial statements contained in this presentation are unaudited and are subject to change. See Disclaimer

TeleSign’s Communications Solutions Address the Full Spectrum of End User Account Security and Engagement How it Works What it Solves Cha ll enge TeleSign benefits Authentication Authenticate users and provide controlled access across applications CPaaS Deliver reliable, secure messaging and voice via an API USERNAME PASSWORD ENTER CODE SMS and Voice Verify SMS/MMS/RCS Provide timely, personalized information through text and multimedia alerts, reminders, notifications, invites, one - time - passcodes (OTPs), and two - way messaging Over - the - Top (WhatsApp & Viber) Enrich user engagement with default or custom message templates. Deliver engaging text, media, and location communications in a secure and encrypted channel. Voice Make, receive and control calls for one - way and two - way communications. Collect digits, create interactive voice response (IVR) flows, record calls and more. End user reach and fragmentation 700+ direct carrier connections allow clients to reach users in over 200 countries in 87 languages. Advanced phone number cleansing increases delivery rates 10% - 15% while dynamic routing automatically retries “Failed Messages” © 2021 TeleSign 51 Regu lat or y framework Global compliance expertise and regulatory assistance helps clients adhere to Telephone Consumer Protection Act in the US and similar local policies and regulations worldwide Account takeover attempts One - time SMS and voice verification codes authenticate identities and verify transactions while automatic answering machine detection prevents passcodes from being left on vulnerable voicemail

TeleSign’s Digital Identity Solutions Assess Fraud Risk With Phone Number Intelligence and Machine Learning How it Works What it Solves Cha ll enge TeleSign benefits Cyberfraud, trust & safety issues TeleSign Score returns a numerical risk assessment, fraud score reason codes, and recommendations while allowing customized score thresholds based on business needs Preventing fraud vs. conversion Streamline the account verification process, increase conversions, and securely grow ecosystem of verified and valuable users Lack of identity data Metadata - based risk scoring leveraging phone number data & analytics, proprietary database of phone number reputation information and Global Telco Fraud Database, a crowdsourced telco incidents database of suspicious network activity © 2021 TeleSign 52

Risk Factors © 2021 TeleSign 53 Risks Related to TeleSign’s Business and Industry 1. TeleSign may experience significant fluctuations in its operating results and rates of growth. 2. TeleSign may see a decline in its margins or the market share in its products and services over time due to market and competitive pressures and may not continue to sustain profitability in the future. TeleSign’s solutions or TeleSign’s customers’ personal data, TeleSign’s reputation, business, financial condition, and results of operations could be adversely affected. continue to do business with TeleSign. 5. TeleSign has material customer concentration, with a limited number of customers accounting for a material portion of its 2020 revenues. 6. If TeleSign’s solutions fail to help its customers or it does not innovate quickly enough to help its customers achieve and maintain compliance with certain government regulations and industry standards, TeleSign’s business, financial condition, and results of operations could be adversely affected. 7. TeleSign’s sales cycle in certain segments or geography may be long and its sales efforts require considerable time. 8. TeleSign faces intense competition, especially from larger, well - established companies, and it may lack sufficient financial or other resources to maintain or improve its competitive position. 9. TeleSign has an aggressive growth plan in the next 5 years; if TeleSign fails to execute its growth plan effectively, it may be unable to adequately address competitive challenges and its business and prospects may be materially and adversely affected. operations could be adversely affected. 11. If TeleSign is unable to efficiently acquire new customers, retain its existing customers, or expand the level of adoption of its products with its existing customers, TeleSign’s business, financial condition, and results of operations could be adversely affected. 12. TeleSign’s GAAP compliant financials are still being audited and therefore still subject to restatements. 13. The economic impact of COVID - 19 restrictions may have impacted the growth of businesses of certain segments of TeleSign’s customers (e.g. hospitality, travel) which may negatively affect TeleSign’s business, financial condition, and results of operations. operating results. 15. TeleSign’s international operations and continued international expansion subject TeleSign to additional costs and risks, which could adversely affect its business, financial condition and results of operations. and financial condition. 17. If TeleSign services fails to deliver time critical communication, produce reliable and fast results or provide a global reach, its business and reputation could suffer. 18. TeleSign has an important strategic partnership with BICS, and if it were to lose that partnership, it could adversely affect TeleSign’s business, results of operations and financial condition while alternative relationships are established. 19. A substantial part of Telesign’s cost basis is driven by termination charges. Material price increases by telecom operators could have an adverse effect on Telesign’s financial results. 20. If TeleSign does not set optimal prices for its solutions, its business, financial condition and results of operations could be adversely affected. 21. If TeleSign is unable to manage the costs associated with its providers, its profit margins could be adversely affected. 22. TeleSign may be unable to prevent unlawful or fraudulent activities in its operations, and it could be liable for such fraudulent or unlawful activities. 23. Any significant interruptions or delays in IT service or any undetected errors or design faults in IT systems could result in limited capacity, reduced demand, processing delays and loss of customers, suppliers or marketplace merchants and a reduction in commercial activity. 24. If TeleSign fails to efficiently maintain, protect and enhance its brand, TeleSign’s ability to attract new customers could be impaired and its business, financial condition and results of operations could be adversely affected. 25. TeleSign may not be able to attract or retain employees in critical roles at a reasonable cost. 26. TeleSign’s services may receive poor positioning in analyst reports, which could negatively affect TeleSign’s business, financial condition, and results of 3. If TeleSign or its third - party service providers experience a data security breach or network incident that allows, or is perceived to allow, unauthorized access to operations. 27. If TeleSign cannot maintain its corporate culture as it grows, TeleSign may not be able to retain employees or its culture of innovation and its business could be adversely affected. 4. If TeleSign is perceived to breach its personal data compliance requirements, it could lead to negative publicity. As a result, customers may be reluctant to do or 28. TeleSign may be unable to make acquisitions and investments or successfully integrate acquired companies into its business, or TeleSign’s acquisitions and investments may not meet its expectations, any of which could adversely affect TeleSign’s business, financial condition, and results of operations. 29. TeleSign’s failure to raise additional capital or generate cash flows necessary to expand its operations and invest in new technologies in the future could reduce TeleSign’s ability to compete successfully and harm its results of operations. 30. TeleSign’s results of operations may be adversely affected by changes in accounting principles applicable to it. 31. TeleSign’s estimates or judgments relating to its critical accounting policies may be based on assumptions that change or prove to be incorrect, which could cause TeleSign’s results of operations to fall below expectations of securities analysts and investors, resulting in a decline in the market price of TeleSign’s common stock. 32. TeleSign may have significant deficiencies or material weaknesses over internal reporting. 33. TeleSign tracks certain operational metrics with internal systems and tools and does not independently verify such metrics. Certain of TeleSign’s operational 10. f TeleSign fails to innovate in response to rapid technological change, evolving industry standards, and changing customer needs, requirements, or preferences metrics are subject to inherent challenges in measurement, and any real or perceived inaccuracies in such metrics may adversely affect TeleSign’s business and and bring such innovation to market, TeleSign’s competition could deliver similar or alternative solutions and TeleSign’s business, financial condition, and results of reputation. 34. Adverse macro - economic conditions and their impact on consumer spending patterns could adversely affect TeleSign. 35. TeleSign’s business could be adversely affected by pandemics, natural disasters, political crises or other unexpected or unforeseen events. 36. If TeleSign’s solutions do not effectively interoperate with its customers’ existing or future IT infrastructures, TeleSign’s business would be harmed. 37. Real or perceived errors, failures, vulnerabilities or bugs in TeleSign’s products, including deployment complexity, or doubts about reliability, redundancy and scalability of TeleSign’s technology or infrastructure could harm its business, financial condition, and results of operations. 38. A customer or reseller may misconfigure or negligently use TeleSign’s servicers or a direct attack on Telesign or other entities in the same intellectual property 14. The COVID - 19 pandemic and any future outbreak or other public health emergency could materially affect TeleSign’s business, liquidity, financial condition and space could lead to the unavailability or serious performance degradation of TeleSign’s services. 39. TeleSign could be subject to the unauthorized disclosure of its confidential information to the competition. A malicious insider could disclose sensitive TeleSign information, including information on pricing, cost structure, business practices, intellectual property or artificial intelligence to its competition 40. The quality of TeleSign’s Digital Identity products depend heavily on the availability of meaningful data insights lawfully acquired through third party suppliers 16. TeleSign faces exposure to foreign currency exchange rate fluctuations, and such fluctuations could adversely affect TeleSign’s business, results of operations (carriers and data brokers) and customers. A loss of such contracts and consequential access to such data could have a direct impact on performance of TeleSign’s data models used and quality of its products. 41. A substantial increase of data acquisition costs could harm TeleSign’s business, financial condition, and results of operations 42. Telesign has no direct control over the data quality it acquires from its suppliers which are needed to provide its digital identity services. If the data quality it acquires deteriorates over time, TeleSign’s coverage may decrease and become irrelevant for the customer. 43. As a result of changing customer expectations, advances by competition, or due to growing product complexity, TeleSign’s user interfaces or automation requirements may no longer be in - line with customer expectations, which could have an adverse effect on TeleSign’s business, financial condition, and results of operations. 44. Newer or more innovative technology may disrupt the adoption of SMS as a solution in the communication and authentication space. 45. TeleSign’s ability to introduce new products and features is dependent on adequate research and development resources and TeleSign’s ability to successfully complete acquisitions. If TeleSign does not adequately fund its research and development efforts or complete acquisitions successfully, TeleSign may not be able to compete effectively and its business and results of operations may be harmed.

Risk Factors © 2021 TeleSign 54 impaired and it may lose valuable assets, generate less revenue and incur costly litigation. review and analysis could negatively affect TeleSign’s ability to license its services and may subject it to possible litigation. Risks Related to The Legal and Regulatory Environmen t termination with refunds of prepaid unused amounts, which could adversely affect TeleSign’s business, financial condition, and results of operations. 53. Indemnity provisions in various agreements potentially expose TeleSign to substantial liability for breach of data protection laws, intellectual property infringement and other losses. 54. TeleSign may be subject to liability claims if it breaches its contracts and TeleSign’s insurance may be inadequate to cover its losses. or significant fines and harm TeleSign’s business and reputation. 56. TeleSign’s international operations may give rise to potentially adverse tax consequences. 57. TeleSign’s ability to use its net operating loss carryforwards and certain other tax attributes may be limited. 58. Any successful action by state, foreign or other authorities to collect additional or past indirect taxes, including sales tax and others could adversely affect TeleSign’s business, financial condition, and results of operations. 59. Changes in data localization requirements for personal data may require a change in technology or infrastructure or operation changes. 60. A violation of applicable telecommunications laws and regulations by TeleSign’s customer or resellers could lead TeleSign to violate its carrier compliance requirements. Risks Related to the Business Combination subject to a number of conditions. If those conditions are not satisfied or waived, the Business Combination may not be completed. 62. Resales of the shares of common stock in the stock consideration could depress the market price of the combined company’s common stock. 63. The exercise of discretion by the NAAC directors and officers in agreeing to changes to the terms of or waivers of closing conditions in the Business Combination Agreement may result in a conflict of interest when determining whether such changes to the terms of the Business Combination Agreement or waivers of conditions are appropriate and in the best interest of the stockholders of the combined company. 64. A market for the combined company’s securities may not continue, which would adversely affect the liquidity and price of the combined company’s securities. 65. If the Business Combination’s benefits do not meet the expectations of investors, stockholders or financial analysts, the market price of NAAC’s securities or, Risks Related to TeleSign’s Intellectual Property following the consummation of the Business Combination, the combined company’s securities, may decline. 46. If TeleSign fails to adequately obtain, maintain, defend, protect or enforce its intellectual property or proprietary rights, TeleSign’s competitive position could be 66. Both NAAC and TeleSign will incur significant transaction costs in connection with the Business Combination. 67. The ability to successfully effect the Business Combination and following the consummation of the Business Combination, the combined company’s ability to 47. If TeleSign is subject to a claim that it infringes, misappropriates or otherwise violates a third party’s intellectual property rights, TeleSign’s business, financial successfully operate the business thereafter will be largely dependent upon the efforts of certain key personnel of TeleSign. The loss of such key personnel could condition, or results of operations could be adversely affected. negatively impact the operations and financial results of the combined business. 48. TeleSign may be obligated to disclose its proprietary source code to certain of its customers, which may limit TeleSign’s ability to protect its intellectual property 68. Delays in completing the Business Combination may substantially reduce the expected benefits of the Business Combination. and proprietary rights and could reduce the renewals of TeleSign’s solutions. Additionally, use of open - source software in TeleSign’s solutions without proper prior 69. Subsequent to the completion of the Business Combination, the combined company may be required to take write - downs or write - offs, restructuring and impairment or other charges that could have a significant negative effect on its financial condition, results of operations and the combined company’s common share price, which could cause you to lose some or all of your investment. 49. TeleSign is subject to stringent laws and regulations with regards to data protection. Any actual, suspected or perceived failure by TeleSign to comply with such 70. There can be no assurance that the combined company’s common shares will be approved for listing on Nasdaq or that the combined company will be able to laws and regulations would materially affect its business. comply with the continued listing standards of Nasdaq. 50. TeleSign’s business is subject to a wide range of laws and regulations, many of which are evolving, and failure to comply or adapt/adopt quickly with such laws 71. There can be no assurance as to the timing of the commencement or completion of the SEC review of the proxy statement/prospectus relating to the Business and regulations or if more stringent laws and regulations come into law, it could negatively affect TeleSign’s business, financial condition, and results of operations. Combination, which in turn will determine the timing of the closing of the Business Combination. 51. Any breach of data protection laws or regulations or contractual obligations may result reputational damage, legal proceedings, actions, claims, fines, penalties 72. Regulatory investigations or legal proceedings in connection with the Business Combination, the outcomes of which are uncertain, could delay or prevent the against TeleSign, which could have an adverse effect on its business, financial condition, and results of operations. completion of the Business Combination. 52. If TeleSign fails to meet the service level commitments under its customer contracts, it could be obligated to provide credits for future service, or face contract 73. Changes in laws or regulations, or a failure to comply with existing or future laws and regulations may adversely affecting our business, financial condition and results of operations. Risks Related to Owning the Combined Company’s Shares 74. A market for the combined company’s common shares may not develop or be sustained, which would adversely affect the liquidity and price of the combined company’s common shares. 55. TeleSign is subject to anti - corruption, anti - bribery, US export and sanctions restrictions, and non - compliance with such laws can subject it to criminal penalties 75. Sales of a substantial number of the combined company’s common shares in the public market, including those issued upon exercise of warrants or options, could cause the share price to decline. 76. The combined company’s future ability to pay cash dividends to shareholders is subject to the discretion of its board of directors and will be limited by its ability to generate sufficient earnings and cash flows. 77. There can be no assurance that the combined company will not be a passive foreign investment company for any taxable year, which could subject U.S. shareholders to significant adverse U.S. federal income tax consequences. Risks Related to Being a Public Company 78. The combined company will incur increased costs as a result of operating as a public company, and its management will devote substantial time to new compliance initiatives. 79. If estimates or judgments relating to critical accounting standards prove to be incorrect, or such standards change over time, results of operations could be adversely affected. 61. TeleSign has not yet entered into a definitive agreement for the Business Combination and, when it does, the completion of the Business Combination will be 80. It is expected that the combined company will be a “foreign private issuer” and will follow certain home country corporate governance practices. As a foreign private issuer, there will be different disclosure and other requirements than U.S. domestic registrants. The shareholders may not have the same protections afforded to shareholders of companies that are subject to all Nasdaq corporate governance requirements. The combined company may lose its foreign private issuer status in the future, which could result in significant additional expense and the need to present financial statements in accordance with US GAAP. 81. The combined company could, in the future, need to disclose, and be required to remediate, material weaknesses or significant deficiencies in our internal control over financial reporting.